UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2010

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. On July 21, 2010, EpiCept Corporation entered in to an Amended and Restated Employment Agreement with Robert W. Cook, EpiCept’s Chief Financial Officer. The terms summarized below differ from those in his original Employment Agreement with the company dated October 28, 2004 and amended on December 30, 2008.

The Agreement expires on December 31, 2011; provided, however, that the term of the Agreement shall thereafter be automatically extended for unlimited additional one-year periods unless, at least three months prior to the then-scheduled date of expiration, either EpiCept or Mr. Cook gives notice that it/he is electing not to so extend the term of the Agreement. Upon the occurrence of a change in control, the term shall automatically be extended for one additional year from the date of the change in control.

The Agreement provides for an annual base salary of $278,512, which shall be reviewed no less frequently than annually for increase in the discretion of the Board of Directors or its compensation committee. Mr. Cook shall also be eligible for an annual incentive award, with a target incentive opportunity equal to 30% of his base salary.

Mr. Cook would be entitled to the compensation described below in the event of termination of his employment under the Agreement:

Termination Without Cause. If Mr. Cook is terminated without cause, he is entitled to receive payments equal to:

• a lump-sum payment equal to three quarters (0.75) times his base salary provided, however, that in the case of a termination resulting from the expiration of the Agreement pursuant to a notice of non-extension from EpiCept, the amount shall equal one half (0.5) times his base salary;

• each stock option that was granted prior to the effective date and is outstanding as of the termination date shall (A) become fully vested as of the termination date, (B) become exercisable as of the termination date with respect to fifty percent (50%) of any securities and other property subject to it for which it is not then exercisable, (C) become exercisable with respect to the remainder of any such securities and other property ratably and monthly over the two years immediately following the termination date, and (D) remain exercisable, for all securities and other property for which it is or becomes exercisable, through at least the later of the ninetieth (90th) day following the date upon which such stock option becomes fully exercisable and the first anniversary of the termination date, but in no event beyond its maximum stated term;

• each stock option that is granted on or after the effective date and is outstanding as of the termination date shall be fully vested and exercisable, as of the termination date, to the extent that it is then scheduled to become vested or exercisable within eighteen months following the termination date (had his employment under the Agreement continued indefinitely), and shall remain exercisable through the first anniversary of the termination date (but in no event beyond its maximum stated term);

• each time-vested equity award that is outstanding as of the termination date shall vest, and become non-forfeitable, as of the termination date to the extent that it is then scheduled to become vested within eighteen months following termination date (had his employment under the Agreement continued indefinitely);

• each performance-vesting equity award that is outstanding as of the termination date shall become vested, and non-forfeitable, to the extent that the applicable performance vesting criteria are achieved within eighteen months following the termination date; and

• continued participation, for nine months immediately following the termination date, in all employee welfare benefit plans, programs and arrangements, on terms and conditions that are no less favorable to him than those applied immediately prior to the termination date, and with COBRA benefits commencing thereafter; provided, however, that in the case of a termination due to expiration of the term pursuant to notice of non-extension from the company, the continuation period shall be six months rather than nine months.

Termination in Connection With a Change in Control. If Mr. Cook is terminated within six months prior to, or within one year and a day following, a change in control, he is entitled to:

• a lump sum payment equal to the sum of (x) his base salary and (y) the greater of (I) his target for the year in which the termination occurs and (II) the annual incentive award awarded to him for the most recently completed calendar year;

• have each outstanding stock option (including both time-vesting and performance-vesting awards) become fully vested and exercisable as of the termination date and remain exercisable through the first anniversary of the termination date, but in no event beyond its maximum stated term;

• have each other equity-based award (including both time-vesting and performance-vesting awards) become fully vested, and non-forfeitable, as of the termination date; and

• continued participation, for 12 months immediately following the termination date, in all employee welfare benefit plans, programs and arrangements, in which he was participating immediately prior to the Termination Date, on terms and conditions that are no less favorable to him than those applied immediately prior to the termination date, and with COBRA benefits commencing thereafter.

A copy of the amended and restated employment agreement is attached hereto as Exhibit 10.1, which is incorporated herein in its entirety.

2. On July 21, 2010, EpiCept Corporation entered in to an Severance Agreement with each of Stephane Allard, M.D., EpiCept’s Chief Medical Officer, and Dileep Bhagwat, Ph.D., and Bernard R. Tyrrell, each a Senior Vice President of EpiCept. The terms of the Severance Agreements for each of the three executives are identical and are summarized below.

The Agreement expires on December 31, 2011; provided, however, that the term of the Agreement shall thereafter be automatically extended for unlimited additional one-year periods unless, at least three months prior to the then-scheduled date of expiration, either EpiCept or the executive gives notice that it/he is electing not to so extend the term of the Agreement. Upon the occurrence of a change in control, the term shall automatically be extended for one additional year from the date of the change in control.

The executive would be entitled to the compensation described below in the event of termination of his employment under the Agreement:

On any termination of the executive’s employment, he shall be entitled to:

• base salary through the termination date;

• the balance of any annual, long-term, or other incentive award earned in respect to any period ending on or prior to the termination date, or payable (but not yet paid) on or prior to the termination date;

• a lump-sum payment in respect of accrued but unused vacation days at his base salary rate in effect as of the termination date; provided that no payment shall be made in respect of more than forty (40) accrued but unused vacation days;

• other or additional benefits in accordance with the terms of the applicable plans, programs and arrangements of the company; and

• payment, promptly when due, of all amounts due in connection with the termination.

Termination Without Cause. If the executive is terminated without cause, he is entitled to receive payments equal to:

• a lump-sum payment equal to three quarters (0.75) times his base salary provided, however, that in the case of a termination resulting from the expiration of the Agreement pursuant to a notice of non-extension from EpiCept, the amount shall equal one half (0.5) times his base salary;

• continued participation, for nine months immediately following the termination date, in all employee welfare benefit plans, programs and arrangements, on terms and conditions that are no less favorable to him than those applied immediately prior to the termination date, and with COBRA benefits commencing thereafter; provided, however, that in the case of a termination due to expiration of the term pursuant to notice of non-extension from the company, the continuation period shall be six months rather than nine months.

Termination in Connection With a Change in Control. If the executive is terminated within six months prior to, or within one year and a day following, a change in control, he is entitled to:

• a lump sum payment equal to the sum of (x) his base salary and (y) the greater of (I) his target for the year in which the termination occurs and (II) the annual incentive award awarded to him for the most recently completed calendar year;

• have each outstanding stock option (including both time-vesting and performance-vesting awards) become fully vested and exercisable as of the termination date and remain exercisable through the first anniversary of the termination date, but in no event beyond its maximum stated term;

• have each other equity-based award (including both time-vesting and performance-vesting awards) become fully vested, and non-forfeitable, as of the termination date; and

• continued participation, for 12 months immediately following the termination date, in all employee welfare benefit plans, programs and arrangements, in which he was participating immediately prior to the Termination Date, on terms and conditions that are no less favorable to him than those applied immediately prior to the termination date, and with COBRA benefits commencing thereafter.

A copy of the form of the executive Severance Agreement is attached hereto as Exhibit 10.2, which is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated Employment Agreement, by and between EpiCept Corporation and Robert W. Cook, dated as of July 21, 2010.
10.2 Form of executive Severance Agreement, dated as of July 21, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

July 26, 2010	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, by and between EpiCept Corporation and Robert W. Cook, dated as of July 21, 2010.
10.2	Form of executive Severance Agreement, dated as of July 21, 2010.